SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
                    Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 8.01   OTHER EVENTS

On October 3, 2005, the company sent a letter to Third Point LLC. The text of the letter is furnished as Exhibit 99.1 hereto.

ITEM 9.01         EXHIBITS

EXHIBIT NUMBER    DESCRIPTION

--------------    -----------
     99.1        Letter from the company to Third Point LLC, dated October 3,
                 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                        LIGAND PHARMACEUTICALS INCORPORATED




Date: October 3, 2005                   By:      /s/ Warner R. Broaddus
                                        Name:    Warner R. Broaddus
                                        Title:   Vice President, General Counsel
                                                 & Secretary